Harbor International & Global Funds Supplement to Prospectus dated March 1, 2013

Harbor Global Value Fund

Harbor Funds’ Board of Trustees has determined to liquidate and dissolve Harbor Global Value Fund. The liquidation of the Fund is expected to occur on February 28, 2014. The liquidation proceeds will be distributed to any remaining shareholders of the Fund on the liquidation date.

Shareholders may exchange shares into another Harbor fund, or redeem shares out of the Fund, in accordance with Harbor’s exchange and redemption policies as set forth in the Fund’s prospectus, until the date of the Fund’s liquidation.

In order to ready the Fund for liquidation, the Fund’s portfolio of investments will be transitioned prior to the planned liquidation date to one that consists of all or substantially all cash, cash equivalents and debt securities with remaining maturities of less than one year. As a result, shareholders should no longer expect that the Fund will seek to achieve its investment objective of long-term growth of capital.

Because the Fund will be liquidating, the Fund is now closed to new investors. The Fund will no longer accept additional investments from existing shareholders beginning on February 14, 2014.

January 10, 2014

Investors Should Retain This Supplement For Future Reference

S0110.P.IG

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